SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report:  March 2, 1999


                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



               Texas                    0-26958                 76-0037324
(State or other jurisdiction of  (Commission File Number)    (IRS  Employer
 incorporation or organization)                            Identification  No.)


                                3113 Bering Drive
                              Houston, Texas 77057
          (Address of principal executive offices, including zip code)

                                 (713) 785-0444
              (Registrant's telephone number, including area code)
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
Item 5. On March 2, 1999, the Board of Directors of Rick=s Cabaret International, Inc., approved a two for one (2:1) reverse stock split to be effective and of record on March 15, 1999.

                                   SIGNATURES
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     Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          RICK'S  CABARET  INTERNATIONAL,  INC.


Date: March 4, 1999                       By: /s/  Robert L. Watters
                                                   Robert L. Watters, President